RenovaCare

CELL RENEWAL, NATURALLY.

RenovaCare 2018 Outlook and Shareholder Update from the CEO

New York, Pittsburgh & Berlin – January 9th, 2017 – RenovaCare, Inc., (OTCQB: RCAR), developer of the SkinGun™ and CellMist™ System for isolating and spraying a patient's own stem cells onto burns and wounds for rapid self-healing, is pleased to provide its outlook for 2018, which includes a shareholder update on the Company's plans to advance its products towards market.

January 9, 2018

Dear Valued Shareholders and Supporters:

By every measure, 2017 was an amazing year for RenovaCare, Inc. (Symbol: RCAR). And, we expect 2018 to be even better, with the next major milestone being our initial FDA filing.

This long-awaited FDA filing will advance our breakthrough technology towards market. As I said, 2018 is going to be fantastic for us and all of our shareholders and supporters.

Last year, our team achieved a lot. We had studies in prestigious journals and even miniaturized the SkinGun™ from the size of a microwave to a device that fits comfortably in one hand.

Along the way, we were featured on Bloomberg, National Geographic, NewsWeek, among many others, and written about by Tony Robbins in his bestselling book, *Money Master the Game*.

Rapid Self-Healing in Just 90 Minutes

By spraying a person's own skin stem cells for rapid self-healing, we are developing a much-needed alternative for the tens of millions who suffer from severe burns and wounds worldwide.


CellMist

Based on early case studies, patients can be treated within 90 minutes of arriving at a hospital, where their own skin stem

cells are quickly isolated and gently sprayed on to wound sites for fast healing.

Skin stems cells sprayed with our patented SkinGun™ device maintain 97.3% cell viability, with no impairment to cell growth or metabolic activity when evaluated in vitro.

While this might be impressive, more impressive have been the actual treatment results.

72 Patients Treated to Date

To date, a total of 72 patients have been treated, with 45 in Pittsburgh, PA, and 27 in Berlin (Germany). 19 of the Berlin patients were treated with an early prototype of our SkinGun™.

In one published study comparing the SkinGun™ against skin grafting, results on the 19 Berlin burn patients treated with our SkinGun™ were so compelling that the researchers refused to perform conventional skin grafting for ethical reasons.

Instead, our technology became their standard of care; "*...we refuse to perform a prospective randomized study with groups in which traditional skin grafting and/or wound healing are still applied for the therapy for deep dermal burns due to the excellent [cell spray] results in our study.*"

The same study, *Advances in Plastic Surgery*, concluded that, "*...using a spray technique results in excellent cosmetic outcomes compared with any other method.*"

Replacing Painful Skin Grafts

Encouraged by the 19 patient Berlin study, we made it our mission to someday eliminate painful and disfiguring skin graft surgeries, reduce hospital stays and minimize pain and infections.

Our goal is to bring our technology to the tens of millions worldwide who suffer from burns, chronic and acute wounds and scars, which is a $45 billion market in the U.S. alone.

We want to replace painful skin grafts with, we believe, the greatest breakthrough in wound healing in the past half-century – a gentle mist of stem cells from our SkinGun™.

And since skin disorders account for 40% of occupational-disease claims nationally, we also want help patients with skin defects, diseases and acne scarring.

Initial FDA Goal: Safety and Efficacy

With the prerequisite engineering and paperwork for our initial filing with the FDA almost complete, our focus this year and beyond will be to bring our technology to market.

And if you're not on our priority list to receive breaking news and updates, please be sure to visit our website at www.renovacareinc.com and sign-up right away.

Our initial FDA filing will be to demonstrate the safety and efficacy of our approach for treating wounds using a patient's own skin cells. We move forward with the confidence of numerous preliminary case studies and publications supporting our approach.

No patient showed side effects or complications."

In one publication of patients treated with an earlier version of our SkinGun™ device, researchers reported that "*No patient showed side effects or complications.*"

Unlike grafts, where large donor sheets of skin are surgically removed, we've shown in case studies the ability to collect autologous stem cells from a skin sample as small as 1" squared.

Without any further manipulation or culturing, these cells are suspended in the liquid CellMist™ Solution, which is then sprayed onto large areas using our SkinGun™ deposition device.

Hospital Discharge in Record Time

In another report, 21 patients were treated with stem cells obtained from donor skin as small as a postage-stamp, which were then sprayed to over 100" squared of body surface area.

In comparison, surgeons using conventional skin grafting require almost 17" squared of donor skin to achieve the same coverage area as we do with only 1" squared.

Importantly, patients treated with our SkinGun™ have healed with mobility in their joints and are discharged from hospitals in record time, some in a matter of days.

In contrast, grafting patients can remain hospitalized for weeks and months, undergoing surgeries and receiving physical therapy to help deal with limited range of motion.

Variety of Severe Burns Treated

In yet another study, 45 patients with severe burns were treated with an early version of our SkinGun™ technology.



Along with numerous before and after pictures, the results of this study were published in *Burns*, the

prestigious peer-reviewed *Journal of the International Society for Burn Injuries.*

Within five days, one patient with severe electrical burns to over one-third of his body saw that his chest and arms were already healed. Four days later, he was discharged from the hospital.

Other patients with a variety of severe burns, ranging from gas and chemical explosions to gasoline, hot water and tar scalding burns, showed similar favorable outcomes.


Chemical Explosion
Before
After
Gas Explosion
Before
After
Gasoline Burn
Before
After
Hot Tar Scald
Before
After
Hot Water Scald
Electrical Burn
Before

RenovaCare Highlights Burn Patients Sprayed with Stem Cells

Source: Burns, Journal of the International Society for Burn Injuries

"... they sprayed me on Friday ... I was walking out that Monday."


Matt Uram
Burn Patient
State Trooper's Rapid Recovery From Severe Burn After Stem Cell Spray Treatment

As state trooper Matt Uram describes his experience, *"... they sprayed me on a Friday. It was hard to believe that I was walking out that Monday, completely healed. No scarring. No pain."*

This success is based on our ability to isolate those cells with the greatest regenerative capacity to grow fully-functioning skin, as validated in *Differentiation*, a leading scientific publication.

Just like trooper Uram, burn patients leave the hospital within days, rather than weeks and sometimes months with conventional treatment.

Video footage of Mr. Uram's incredible recovery, one of the first to be treated with the SkinGun™, is a must see at https://renovacareinc.com/2016/07/burn-recovery-video-state-trooper.

A similar video posted on Facebook received 50 million views in just 90 days. A quick glance at the almost 20,000 comments reveals how desperately our treatment is needed.

SkinGun™ on Display at Prestigious Science Museum

It's no wonder that our SkinGun™ is now on display at the prestigious Science Museum in London, which was founded in 1857 and attracts over 3 million visitors annually.

The Science Museum holds a collection of "firsts" in science, such as Crick and Watson's DNA model and an EMI brain scanner, which allowed first ever pictures of patients' brains to be seen.


RenovaCare SkinGun™ for Spraying Stem Cells, on Exhibit at the Science Museum (UK)

Compelling treatment outcomes, peer-reviewed articles, wide-ranging media coverage and museum exhibits aside, we are that much stronger because of the great people in our Company.

World-Class Management, Scientific and Advisory Board

To our remarkable team, which was already proficient in R&D, regulatory affairs and intellectual property, we have added a world-class advisory board of stem cell scientists and researchers:

Dr. Roger Esteban-Vives – Lecturing at scientific conferences around the world, he is considered as one of the leading experts in the isolation of specific stem cells for spraying onto burns and wounds.

Dr. Esteban-Vives is published in various scientific journals, is an Editorial Board Member of the Journal of Acute Disease and serves as a scientific reviewer for a myriad of scientific journals.

Michael M. Barch - Chairman of the Health Care Council of the National Capital Area, and former CEO of Public Benefits Corporation, responsible for all public health in Washington, D.C.

Notably, for two decades he tenured as Chief Executive Officer at The George Washington University Medical Center, the youngest-ever executive appointed to oversee a major academic medical center.

Dr. Steven Q. Wang – With over 85 scientific papers and book chapters and three books, Dr. Wang lectures extensively about skin cancer around the world and in the United States.

Dr. Wang is also Head of Dermatology Section and Director of Dermatologic Surgery and Dermatology at Memorial Sloan-Kettering Cancer Center in Basking Ridge, New Jersey.

Dr. Richard Simman – In addition to being a surgeon and Diplomat of the American Board of Wound Medicine and Surgery, he is an active clinician, researcher and published in numerous journals.

Dr. Simman is currently the editor in chief of the Journal of American College of Clinical Wound Specialists (ACCWS), past president of ACCWS and an active member of numerous medical associations.

Dr. Rodney L. Sparks - Prior to becoming a lawyer specializing in biotechnology and pharmaceutical patents, he was as an academic scientist and a tenured faculty member at Tulane Medical School.

Dr. Sparks presently serves as Senior Biotechnology Patent Counsel for the University of Virginia Licensing & Ventures Group and has over 30 years of experience as a scientist and lawyer.

Your Continued Support is Appreciated

By isolating and gently spraying a person's own stem cells for the rapid self-healing of burns and wounds, our goal is to bring to market our promising new alternative as quickly as possible.

We want to eliminate the expense of multiple surgeries, infections and hospital recovery time.

We want to reduce lengthy physical therapy, ongoing pain medications and lost productivity.

And, we want to stop the physical suffering and psychological disfigurement inherent to skin grafting, which is the current default standard of care for burns and large open wounds.

Our many case studies and peer-reviewed scientific papers notwithstanding, there can be no assurances that we will be successful in our stated goals of advancing our technology to market.

However, with your continued support and confidence, you can rest assured that we will do everything in our power to advance our SkinGun™ to market as fast as we can.

Finally, if you haven't signed up to receive emails on our latest news and ongoing advances, I urge you to go to www.renovacareinc.com and sign-up now.

From all of us here at RenovaCare, we wish you a healthy and prosperous 2018.

Very truly yours,

Thomas Bold
President & CEO
RENOVACARE, INC.

IMPORTANT NOTICES AND DISCLAIMERS

RenovaCare, Inc. (the "Company") products are currently in development. They are not available for sale in the United States. There is no assurance that the Company's planned or filed submissions to the U.S. Food and Drug Administration, if any, will be accepted or cleared by the FDA.

No statement herein should be considered an offer or a solicitation of an offer for the purchase or sale of any securities. This release contains forward-looking statements that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although the Company believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words "may," "will," "should," "could," "expect," "anticipate," "estimate," "believe," "intend," or "project" or the negative of these words or other variations on these words or comparable terminology. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to: the timing and success of clinical and preclinical studies of product candidates, the potential timing and success of the Company's product programs through their individual product development and regulatory approval processes, adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, obsolescence of the Company's technologies, technical problems with the Company's research, price increases for supplies and components, litigation and administrative proceedings involving the Company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the Company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the Company's ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, and other risks. There can be no assurance that further research and development will validate and support the results of our preliminary research and studies. Further, there can be no assurance that the necessary regulatory approvals will be obtained or that the Company will be able to develop commercially viable products based on its technologies. In addition, other factors that could cause actual results to differ materially are discussed in the Company's most recent Form 10-Q and Form 10-K filings with the Securities and Exchange Commission. These reports and filings may be inspected and copied at the Public Reference Room maintained by the U.S. Securities & Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. You can obtain

information about operation of the Public Reference Room by calling the U.S. Securities & Exchange Commission at 1-800-SEC-0330. The U.S. Securities & Exchange Commission also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the U.S. Securities & Exchange Commission at http://www.sec.gov. The Company undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Investors and others should note that we announce material financial information to our investors using SEC filings and press releases. We use our website and social media to communicate with our subscribers, shareholders, and the public about the Company's development and other corporate matters that are in the public domain. At this time, the Company will not post information on social media that could be deemed to be material information unless the information was distributed to public channels first. We encourage investors, the media and others interested in the Company to review the information we post on the Company's website and various social media channels, such as Facebook and Twitter.

Contacts: RenovaCare, Inc.
Drew Danielson, 888-398-0202
ddanielson@renovacareinc.com